Exhibit 10.7

Loan No. 1015003

PROMISSORY NOTE

(One-Month LIBO Rate, Adjusted Monthly)

$120,000,000.00	November 4, 2015

1.	PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned REDLANDS DC LP, a Delaware limited partnership, formerly known as IIT Redlands DC LP, CAJON DC LP, a Delaware limited partnership, formerly known as IIT Cajon DC LP, MIAMI DC III LLC, a Delaware limited liability company, formerly known as IIT Miami DC III LLC, MIAMI DC IV LLC, a Delaware limited liability company, formerly known as IIT Miami DC IV LLC, MIAMI DC III LAND LLC, a Delaware limited liability company, formerly known as IIT Miami DC III Land LLC, TAMARAC COMMERCE CENTER DC II LLC, a Delaware limited liability company, formerly known as IIT Tamarac Commerce Center II LLC, TAMARAC COMMERCE CENTER DC III LLC, a Delaware limited liability company, formerly known as IIT Tamarac Commerce Center III LLC, LEHIGH VALLEY CROSSING DC I LLC, a Delaware limited liability company, formerly known as IIT Lehigh Valley Crossing DC I LLC, LEHIGH VALLEY CROSSING DC II LLC, a Delaware limited liability company, formerly known as IIT Lehigh Valley Crossing DC II LLC, LEHIGH VALLEY CROSSING DC III LLC, a Delaware limited liability company, formerly known as IIT Lehigh Valley Crossing DC III LLC, BLUEGRASS DC II LLC, a Delaware limited liability company, formerly known as IIT Bluegrass DC II LLC (individually and collectively, “Borrower”), promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”), via wire transfer, or by such other means or at such other places as may be designated in writing by Lender, the principal sum of ONE HUNDRED TWENTY MILLION AND NO/100ths Dollars ($120,000,000.00) or so much thereof as may from time to time be owing under this Promissory Note (“Note”) by reason of advances by Lender to or for the benefit or account of Borrower, with interest thereon, per annum, at one or more of the Effective Rates (as hereinafter defined) calculated in accordance with the terms and provisions of the Interest Rate Agreement attached hereto as Exhibit A (based on a 360-day year and charged on the basis of actual days elapsed). All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds without offset, deduction or counterclaim of any kind.

Various terms not otherwise defined herein are defined and described as follows:

“Business Day” means: (a) for all purposes other than as set forth in clause (b) below, any day, except a Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to close; and (b) with respect to the determination of any LIBO Rate (as defined in the Interest Rate Agreement attached hereto as Exhibit A), any day that is a day for trading by and between banks in Dollar deposits in the London interbank market.

“Loan Agreement” is that certain Construction Loan Agreement dated as of the date hereof between Borrower and Lender, as the same may be amended, modified, supplemented or replaced from time to time.

2.	INTEREST PAYMENTS. Interest accrued on this Note for amounts funded under the Loan shall be due and payable on the first (1st) Business Day of each month commencing with the first (1st) month after the date of this Note (“Due Date”).

3.	MATURITY DATE. The outstanding principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable in full on November 3, 2017 (or such later date pursuant to Section 2.13 of the Loan Agreement, the “Maturity Date”). Principal amounts outstanding hereunder, upon which repayment obligations exist and interest accrues, shall be determined by the records of Lender, which shall be deemed to be conclusive in the absence of clear and convincing evidence to the contrary presented by Borrower.

4.	SECURED NOTE. This Note is secured by, the mortgages, deeds of trust and deeds to secure debt identified on Schedule 1 attached hereto (collectively, as the same may be amended, modified, supplemented or replaced from time to time, (“Security Instrument”) and the other Loan Documents.

LOAN NO. 1015003

5.	DIRECT DEBIT. In order to assure timely payment to Lender of accrued interest, principal, fees and late charges due and owing under the Loan evidenced by this Note, Borrower and Guarantor, as applicable, hereby irrevocably authorize Lender to directly debit the Master Operating Account first and the Operating Account (as defined in the Loan Agreement) to the extent there are not sufficient funds in the Master Operating Account for payment when due of all such amounts payable to Lender. Borrower represents and warrants to Lender that Borrower is the legal owner of the Operating Account. Guarantor represents and warrants to Lender that Guarantor is the legal owner of the Master Operating Account . Written confirmation of the amount and purpose of any such direct debit shall be given to Borrower and Guarantor by Lender not less frequently than monthly. In the event any direct debit of the Master Operating Account is returned for insufficient funds, Borrower shall pay Lender upon demand, in immediately available funds, all amounts and expenses due and owing to Lender.

6.	LATE CHARGE. If any interest or principal payment required hereunder is not received by Lender (whether by direct debit or otherwise) on or before the fifteenth (15th) calendar day following the first (1st) Business Day of the month (regardless of whether the fifteenth (15th) day falls on a Saturday, Sunday or legal holiday) in which it becomes due, Borrower shall pay, at Lender’s option, a late or collection charge equal to four percent (4%) of the amount of such unpaid payment (“Late Charge”).

7.	PREPAYMENT. Provided no Default has occurred under the Loan Documents and is continuing, Borrower may prepay this Note, whether voluntary, mandatory, upon acceleration or otherwise, in whole or in part, without a prepayment penalty in accordance with the terms of the Loan Agreement, upon prior written notice to Lender as specified below.

As a condition to any prepayment, Borrower must give prior written notice to Lender not less than ten (10) days prior to the payment date upon which the prepayment shall be made. In connection with any prepayment, Borrower shall pay any LIBO Rate Price Adjustment, as hereinafter defined and/or any termination charges associated with any Swap Agreement(s) (as defined in the Loan Agreement) between Borrower and Lender.

Borrower acknowledges that any prepayment of the Loan shall cause Lender to lose its interest rate yield on the Loan and may cause Lender to have to reinvest the prepaid amount in loans with a lesser yield (including, without limitation, possibly in debt obligations other than first mortgage loans on commercial properties). As a consequence, Borrower understands and agrees that the foregoing terms and conditions of prepayment are an integral part of the consideration for Lender making the Loan.

8.	DEFAULT RATE. From and after the Maturity Date, or such earlier date on which a Default (as defined in the Loan Agreement) exists under the Loan Agreement or under any of the other Loan Documents, then at the option of Lender, all sums owing on this Note shall bear interest at a rate per annum equal to five percent (5%) in excess of the interest rate otherwise accruing under this Note (“Default Rate”). To the extent permitted by law, the Default Rate shall apply both before and after any judgment on the indebtedness evidenced by this Note.

9.	ACCELERATION. If: (a) Borrower shall fail to pay when due any sums payable hereunder; or (b) upon the occurrence of any Default, as defined in any one or more of the Security Instrument, Loan Agreement, any other Loan Document, any Other Related Document, or any obligation secured by any of the foregoing, which Default is not cured within the applicable grace period, if any; THEN Lender may, at its sole option, declare all sums owing under this Note immediately due and payable; provided, however, that if any document related to this Note provides for automatic acceleration of payment of sums owing hereunder, all sums owing hereunder shall be automatically due and payable in accordance with the terms of that document.

10.	MISCELLANEOUS.

10.1	Notices. All notices or other communications required or permitted to be given pursuant to this Note shall be given to the parties at the address and in the manner provided for in the Loan Agreement, except as otherwise provided herein.

10.2

Waiver of Right to Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE STATE LAW, EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN

LOAN NO. 1015003

DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

10.3	Waiver. Except as otherwise provided, Borrower waives presentment; demand; notice of dishonor; notice of default or delinquency; notice of acceleration; notice of protest and nonpayment; notice of costs, expenses or losses and interest thereon; notice of late charges; and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

10.4	Time. Time is of the essence of each and every term herein.

10.5	Governing Law and Consent to Jurisdiction. This Note and any claim, controversy or dispute arising under or related to this Note, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within New York having proper venue and also consent to service of process by any means authorized by New York or federal law.

10.6	Commercial Use; Maximum Rate Permitted By Law. Borrower hereby represents that this loan is for commercial use and not for personal, family or household purposes.

It is the specific intent of Borrower and Lender that this Note bear a lawful rate of interest, and if any court of competent jurisdiction should determine that the rate herein provided for exceeds that which is statutorily permitted for the type of transaction evidenced hereby, the interest rate shall be reduced to the highest rate permitted by applicable law, with any excess interest heretofore collected being applied against principal or, if such principal has been fully repaid, returned to Borrower on demand.

10.7	Lender’s Damages. Borrower recognizes that its default in making any payment as provided herein or in any other Loan Document as agreed to be paid when due, or the occurrence of any other Default hereunder or under any other Loan Document, will require Lender to incur additional expense in servicing and administering the Loan, in loss to Lender of the use of the money due and in frustration to Lender in meeting its other financial and loan commitments and that the damages caused thereby would be extremely difficult and impractical to ascertain. Borrower agrees (a) that an amount equal to the Late Charge plus the accrual of interest at the Default Rate is a reasonable estimate of the damage to Lender in the event of a late payment, and (b) that the accrual of interest at the Default Rate following any other Default is a reasonable estimate of the damage to Lender in the event of such other Default, regardless of whether there has been an acceleration of the loan evidenced hereby. Nothing in this Note shall be construed as an obligation on the part of Lender to accept, at any time, less than the full amount then due hereunder, or as a waiver or limitation of Lender’s right to compel prompt performance.

10.8	Joint and Several Liability. If this Note is executed by more than one person or entity as Borrower, the obligations of each such person or entity shall be joint and several. No person or entity shall be a mere accommodation maker, but each shall be primarily and directly liable hereunder.

LOAN NO. 1015003

10.9	Defined Terms. Unless otherwise defined herein, capitalized terms used in this Note shall have the meanings attributed to such terms in the Loan Agreement.

10.10	Use of Singular and Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

10.11	Exhibits, Schedules and Riders. All exhibits, schedules, riders and other items attached hereto are incorporated into this Note by such attachment for all purposes.

10.12	Inconsistencies. In the event of any inconsistencies between the terms of this Note and the terms of any of the other Loan Documents related to the Loan, the terms of the Loan Agreement shall prevail.

10.13	Integration; Interpretation. This Note and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This instrument may be amended only by an instrument in writing executed by the parties hereto.

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LOAN NO. 1015003

IN WITNESS WHEREOF, Borrower has duly executed and delivered this Note as of the date appearing on the first page of this Note.

BORROWER

BLUEGRASS DC II LLC, formerly known as IIT Bluegrass DC II LLC
LEHIGH VALLEY CROSSING DC I LLC, formerly known as IIT Lehigh Valley Crossing DC I LLC
LEHIGH VALLEY CROSSING DC II LLC, formerly known as IIT Lehigh Valley Crossing DC II LLC
LEHIGH VALLEY CROSSING DC III LLC, formerly known as IIT Lehigh Valley Crossing DC III LLC
MIAMI DC III LLC, formerly known as IIT Miami DC III LLC
MIAMI DC IV LLC, formerly known as IIT Miami DC IV LLC
TAMARAC COMMERCE CENTER DC II LLC, formerly known as IIT Tamarac Commerce Center II LLC
TAMARAC COMMERCE CENTER DC III LLC, formerly known as IIT Tamarac Commerce Center III LLC
MIAMI DC III LAND LLC, formerly known as IIT Miami DC III Land LLC, each a Delaware limited liability company

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Senior Vice President, Finance and Treasurer

CAJON DC LP, a Delaware limited partnership, formerly known as IIT Cajon DC LP

By:	Cajon DC GP LLC, a Delaware limited liability company, formerly known as IIT Cajon DC GP LLC, its general partner

	By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Senior Vice President, Finance and Treasurer

Loan No. 1015003

REDLANDS DC LP, a Delaware limited partnership, formerly known as IIT Redlands DC LP

By:	Redlands DC GP LLC, a Delaware limited liability company, formerly known as IIT Redlands DC GP LLC, its general partner

	By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Senior Vice President, Finance and Treasurer

Loan No. 1015003

DC Liquidating Assets Holdco LLC, as Guarantor, hereby joins in the Promissory Note (“Note”) dated as of November     , 2015 between the borrowers identified therein and Wells Fargo Bank, National Association, only for the purpose of agreeing to be bound by, and to comply with, the terms and conditions of Section 5 of the Note.

DC LIQUIDATING ASSETS HOLDCO LLC,
a Delaware limited liability company

By: DC Industrial Liquidating Trust, a Maryland statutory trust, its managing member

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Senior Vice President,
Finance and Treasurer

Loan No. 1015003

EXHIBIT A - INTEREST RATE AGREEMENT

Exhibit A to Promissory Note (“Note”) made by REDLANDS DC LP, a Delaware limited partnership, formerly known as IIT Redlands DC LP, CAJON DC LP, a Delaware limited partnership, formerly known as IIT Cajon DC LP, MIAMI DC III LLC, a Delaware limited liability company, formerly known as IIT Miami DC III LLC, MIAMI DC IV LLC, a Delaware limited liability company, formerly known as IIT Miami DC IV LLC, MIAMI DC III LAND LLC, a Delaware limited liability company, formerly known as IIT Miami DC III Land LLC, TAMARAC COMMERCE CENTER DC II LLC, a Delaware limited liability company, formerly known as IIT Tamarac Commerce Center II LLC, TAMARAC COMMERCE CENTER DC III LLC, a Delaware limited liability company, formerly known as IIT Tamarac Commerce Center III LLC, LEHIGH VALLEY CROSSING DC I LLC, a Delaware limited liability company, formerly known as IIT Lehigh Valley Crossing DC I LLC, LEHIGH VALLEY CROSSING DC II LLC, a Delaware limited liability company, formerly known as IIT Lehigh Valley Crossing DC II LLC, LEHIGH VALLEY CROSSING DC III LLC, a Delaware limited liability company, formerly known as IIT Lehigh Valley Crossing DC III LLC, BLUEGRASS DC II LLC, a Delaware limited liability company, formerly known as IIT Bluegrass DC II LLC (individually and collectively, “Borrower”) to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (collectively with its successors or assigns, “Lender”).

R E C I T A L S

Borrower has requested and Lender has agreed to provide the option to fix the rate of interest for specified periods on specified portions of the outstanding principal balance as a basis for calculating the Effective Rate on such portions of the principal amounts owing under the Note (“One-Month LIBO Rate Option”). Borrower understands: (i) the process of exercising the One-Month LIBO Rate Option as provided herein; (ii) that amounts owing under the Note may bear interest at different rates and for different time periods; and (iii) that absent the terms and conditions hereof, it would be extremely difficult to calculate Lender’s additional costs, expenses, and damages in the event of a Default or prepayment by Borrower hereunder. Given the above, Borrower agrees that the provisions herein (including, without limitation, the LIBO Rate Price Adjustment defined below) provide for a reasonable and fair method for Lender to recover its additional costs, expenses and damages in the event of a Default or prepayment by Borrower.

1.	RATES AND TERMS DEFINED. Various rates and terms not otherwise defined herein or in the Note are defined and described as follows:

“Calculated Interest Rate” is the rate of interest equal to the sum of: (a) three percent (3.00%), plus (b) the LIBO Rate.

“Effective Rate” is the rate of interest calculated in accordance with Section 2 hereof.

“LIBO Rate” is the rate of interest per annum determined by Lender on the basis of the rate for United States dollar deposits for delivery on the first (1st) day of each LIBO Rate Period, for a period approximately equal to such LIBO Rate Period, as reported on Reuters Screen LIBOR01 Page (or any successor page) at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of the LIBO Rate Period (or if not so reported, then as determined by Lender from another recognized source or interbank quotation). In no event shall LIBO Rate be less than zero percent (0.00%).

“LIBO Rate Period” is a period commencing on the first (1st) Business Day of a calendar month and continuing to, but not including, the first (1st) Business Day of the next calendar month; provided, however, no LIBO Rate Period shall extend beyond the Maturity Date.

“LIBO Rate Portion” is the principal balance of the Note which is subject to a Calculated Interest Rate.

“Regulatory Costs” are, collectively, future, supplemental, emergency or other increases in the Reserve Percentage or the FDIC assessment rates, or any other new or increased requirements or costs imposed by any domestic or foreign governmental authority to the extent that they are attributable to Lender having entered into the Loan Documents or the performance of Lender’s obligations thereunder, and which result in a reduction in Lender’s rate of return from the Loan, Lender’s rate of return on overall capital or any amount due and payable to Lender under any Loan Document. Regulatory Costs shall not, however, include any requirements or costs that are incurred or suffered by Lender as a direct result of Lender’s willful misconduct.

LOAN NO. 1015003

“Reserve Percentage” is at any time the percentage announced within Lender as the reserve percentage for the Loan under Regulation D, or other regulations from time to time in effect concerning reserves for Eurocurrency Liabilities, as defined in Regulation D, from related institutions as though Lender were in a net borrowing position, as promulgated by the Board of Governors of the Federal Reserve System, or its successor.

“Taxes” as referred to herein, are, collectively, all withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority that are attributable to the Lender having entered into the Loan Documents or the performance of Lender’s obligations thereunder.

2.	EFFECTIVE RATE. Provided no Default exists under the Note or under any of the other Loan Documents, the “Effective Rate” upon which interest shall be calculated for the Note shall be one or more of the following:

2.1	Initial Disbursement; Subsequent Disbursements.

(i)	For the initial disbursement of principal under the Note (“Initial Disbursement”), the Effective Rate on such principal amount shall be the Calculated Interest Rate on the date of disbursement, as determined by Lender.

(ii)	For any and all disbursements of principal under the Note made subsequent to the Initial Disbursement at any time, and from time to time, within the same calendar month as the Initial Disbursement (“Initial Month Subsequent Disbursements”), the Effective Rate on such principal amount(s) shall likewise be the Calculated Interest Rate applicable to the Initial Disbursement.

(iii)	Such Effective Rate shall apply to the Initial Disbursement, and any Initial Month Subsequent Disbursements, from the respective dates of disbursement through and including the date immediately preceding the first (1st) Business Day of the next calendar month. On the first (1st) Business Day of such next calendar month, the Initial Disbursement, and any Initial Month Subsequent Disbursements, shall become the LIBO Rate Portion for purposes of calculation of the Effective Rate under Section 2.2 hereof.

(iv)	For any and all disbursements of principal under the Note made at any time, and from time to time, after the calendar month in which the Initial Disbursement was made, any such principal disbursed shall also be added to the LIBO Rate Portion for purposes of calculation of the Effective Rate under Section 2.2 hereof.

2.2	Reset of Effective Rate. Commencing with the first (1st) Business Day of the first (1st) calendar month after the Initial Disbursement, and continuing thereafter on the first (1st) Business Day of each succeeding calendar month, the Effective Rate on the outstanding LIBO Rate Portion under the Note (i.e., all outstanding principal on such first (1st) Business Day) shall be reset to the Calculated Interest Rate, as determined by Lender on each such first (1st) Business Day.

2.3	Requests. Any written request by Borrower to Lender shall be delivered to Lender at Wells Fargo Bank, NA, 608 2nd Ave. S 11th floor | Minneapolis, MN 55402, Attention: Breanna Schmid, Loan Servicing Specialist, Loan No. 1015003, with a copy to Lender at Wells Fargo Bank, NA, 1800 Century Park East, Suite 1200, Los Angeles, California 90067, Attention: Kevin Stacker, Senior Vice President, or at such other place as may be designated in writing by Lender.

Lender is authorized to rely upon the telephonic request and acceptance of Lainie Minnick, Jeff Latier or Brian Wilkinson as Borrower’s duly authorized agent(s), or such additional authorized agents as Borrower shall designate in writing to Lender. Borrower’s telephonic notices, requests and acceptances shall be directed to such officers of Lender as Lender may from time to time designate.

2.4	Post-Maturity; Default Rate. From and after the Maturity Date, or such earlier date on which a Default exists under the Loan Agreement or any of the other Loan Documents, THEN at the option of Lender, all sums owing on the Note shall bear interest at a rate per annum equal to the Default Rate.

LOAN NO. 1015003

3.	TAXES, REGULATORY COSTS AND RESERVE PERCENTAGES. Within thirty (30) calendar days after Lender’s demand, Borrower shall pay to Lender, in addition to all other amounts which may be, or become, due and payable under the Note and the other Loan Documents, any and all Taxes and Regulatory Costs. Lender shall give Borrower notice of any Taxes and Regulatory Costs as soon as practicable after their occurrence, but Borrower shall be liable for any Taxes and Regulatory Costs regardless of whether or when notice is so given. A certificate as to the amount of such Taxes and Regulatory Costs, submitted to Borrower by Lender, shall be conclusive and binding for all purposes, absent manifest error.

4.	LIBO RATE PRICE ADJUSTMENT. Borrower acknowledges that prepayment or acceleration of a LIBO Rate Portion during a LIBO Rate Period shall result in Lender’s incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. Therefore, on the date a LIBO Rate Portion is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise (“Price Adjustment Date”), Borrower will pay Lender (in addition to all other sums then owing to Lender) an amount (“LIBO Rate Price Adjustment”) equal to the then present value of (a) the amount of interest that would have accrued on the LIBO Rate Portion for the remainder of the LIBO Rate Period at the Calculated Interest Rate set on the first (1st) Business Day of the month in which such amount is prepaid or becomes due, less (b) the amount of interest that would accrue on the same LIBO Rate Portion for the same period if the Calculated Interest Rate were set on the Price Adjustment Date at the Calculated Interest Rate in effect on the Price Adjustment Date. The present value shall be calculated by using as a discount rate the Calculated Interest Rate quoted on the Price Adjustment Date.

5.	PURCHASE, SALE AND MATCHING OF FUNDS. Borrower understands, agrees and acknowledges the following: (a) Lender has no obligation to purchase, sell and/or match funds in connection with the use of a Calculated Interest Rate as a basis for calculating an Effective Rate or LIBO Rate Price Adjustment; (b) a Calculated Interest Rate is used merely as a reference in determining an Effective Rate or a LIBO Rate Price Adjustment; and (c) Borrower has accepted a Calculated Interest Rate as a reasonable and fair basis for calculating an Effective Rate or a LIBO Rate Price Adjustment. Borrower further agrees to pay the LIBO Rate Price Adjustment, Taxes and Regulatory Costs, if any, whether or not Lender elects to purchase, sell and/or match funds.

6.	MISCELLANEOUS. As used in this Exhibit, the plural shall mean the singular and the singular shall mean the plural as the context requires.

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Loan No. 1015003

This Exhibit is executed concurrently with and as part of the Note referred to and described first above.

BORROWER

BLUEGRASS DC II LLC, formerly known as IIT Bluegrass DC II LLC
LEHIGH VALLEY CROSSING DC I LLC, formerly known as IIT Lehigh Valley Crossing DC I LLC
LEHIGH VALLEY CROSSING DC II LLC, formerly known as IIT Lehigh Valley Crossing DC II LLC
LEHIGH VALLEY CROSSING DC III LLC, formerly known as IIT Lehigh Valley Crossing DC III LLC
MIAMI DC III LLC, formerly known as IIT Miami DC III LLC
MIAMI DC IV LLC, formerly known as IIT Miami DC IV LLC
TAMARAC COMMERCE CENTER DC II LLC, formerly known as IIT Tamarac Commerce Center II LLC
TAMARAC COMMERCE CENTER DC III LLC, formerly known as IIT Tamarac Commerce Center III LLC
MIAMI DC III LAND LLC, formerly known as IIT Miami DC III Land LLC, each a Delaware limited liability company

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Senior Vice President, Finance and Treasurer

CAJON DC LP, a Delaware limited partnership, formerly known as IIT Cajon DC LP

By:	Cajon DC GP LLC, a Delaware limited liability company, formerly known as IIT Cajon DC GP LLC, its general partner

	By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Senior Vice President, Finance and Treasurer

REDLANDS DC LP, a Delaware limited partnership, formerly known as IIT Redlands DC LP

By:	Redlands DC GP LLC, a Delaware limited liability company, formerly known as IIT Redlands DC GP LLC, its general partner

	By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Senior Vice President, Finance and Treasurer

Loan No. 1015003

SCHEDULE 1 - SECURITY INSTRUMENTS

(a)	Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by Redlands DC LP, a Delaware limited partnership, for the benefit of Lender, dated as of even date herewith, and to be recorded in the records of San Bernardino County, California;

(b)	Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by Cajon DC LP, a Delaware limited partnership, for the benefit of Lender, dated as of even date herewith, and to be recorded in the records of San Bernardino County, California;

(c)	Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by Miami DC III LLC, a Delaware limited liability company, and Miami DC III Land LLC, a Delaware limited liability company, for the benefit of Lender, dated as of even date herewith, and to be recorded in the records of Miami-Dade County, Florida;

(d)	Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by Miami DC IV LLC, a Delaware limited liability company, for the benefit of Lender, dated as of even date herewith, and to be recorded in the records of Miami-Dade County, Florida;

(e)	Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by Tamarac Commerce Center DC II LLC, a Delaware limited liability company, for the benefit of Lender, dated as of even date herewith, and to be recorded in the records of Broward County, Florida;

(f)	Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by Tamarac Commerce Center DC III LLC, a Delaware limited liability company, for the benefit of Lender, dated as of even date herewith, and to be recorded in the records of Broward County, Florida;

(g)	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by Lehigh Valley Crossing DC I LLC, a Delaware limited liability company, for the benefit of Lender, dated as of even date herewith, and to be recorded in the records of Lehigh County, Pennsylvania;

(h)	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by Lehigh Valley Crossing DC I LLC, a Delaware limited liability company, for the benefit of Lender, dated as of even date herewith, and to be recorded in the records of Lehigh County, Pennsylvania;

(i)	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by Lehigh Valley Crossing DC III LLC, a Delaware limited liability company, for the benefit of Lender, dated as of even date herewith, and to be recorded in the records of Lehigh County, Pennsylvania; and

(j)	Deed to Secure Debt with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing granted by Bluegrass DC II LLC, a Delaware limited liability company, for the benefit of Lender, dated as of even date herewith, and to be recorded in the records of Forsyth County, Georgia.